UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number   811-04760

DWS Advisor Funds
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:                                           10/31

Date of reporting period:                                        10/31/2010

ITEM 1.	REPORT TO STOCKHOLDERS

OCTOBER 31, 2010 Annual Report to Shareholders

DWS Short-Term Municipal Bond Fund

Contents
4 Performance Summary
7 Information About Your Fund's Expenses
9 Portfolio Management Review
14 Portfolio Summary
15 Investment Portfolio
29 Statement of Assets and Liabilities
31 Statement of Operations
32 Statement of Changes in Net Assets
33 Financial Highlights
38 Notes to Financial Statements
47 Report of Independent Registered Public Accounting Firm
48 Tax Information
49 Investment Management Agreement Approval
53 Summary of Management Fee Evaluation by Independent Fee Consultant
57 Board Members and Officers
61 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Although the fund seeks income that is federally tax-free, a portion of the fund's distributions may be subject to federal, state and local taxes, including the alternative minimum tax. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2010
Average Annual Total Returns as of 10/31/10
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	3.03%	2.68%	2.81%	3.12%
Class B	2.26%	1.89%	2.03%	2.35%
Class C	2.35%	1.90%	2.04%	2.34%
Adjusted for the Maximum Sales Charge
Class A (max 2.00% load)	0.97%	1.99%	2.40%	2.91%
Class B (max 4.00% CDSC)	-0.74%	1.25%	1.85%	2.35%
Class C (max 1.00% CDSC)	2.35%	1.90%	2.04%	2.34%
No Sales Charges
Class S	3.17%	2.88%	3.02%	3.27%
Institutional Class	3.28%	2.91%	3.07%	3.38%
Barclays Capital 1-Year G.O. Bond Index+	1.68%	3.45%	3.47%	3.22%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2010 are 0.88%, 1.77%, 1.67%, 0.75% and 0.61% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A portion of the fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Returns shown for Class A, B and C for the period prior to their inception on February 28, 2003 and for Class S shares for the period prior to its inception on February 28, 2005 are derived from the historical performance of Institutional Class shares of DWS Short-Term Municipal Bond Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Short-Term Municipal Bond Fund — Class A [] Barclays Capital 1-Year G.O. Bond Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.00%. This results in a net initial investment of $9,800.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Barclays Capital 1-Year General Obligation Bond Index is an unmanaged index including bonds with a minimum credit rating of BAA3, issued as part of a deal of at least $75 million, having an amount outstanding of at least $7 million, a maturity of one to two years, backed by the full faith and credit of an issuer with taxing power, and issued after December 31, 1990.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 10/31/10	$10.27	$10.27	$10.27	$10.26	$10.27
10/31/09	$10.14	$10.14	$10.13	$10.13	$10.14
Distribution Information: Twelve Months as of 10/31/10: Income Dividends	$.17	$.10	$.10	$.19	$.20
October Income Dividend	$.0136	$.0070	$.0070	$.0149	$.0158
SEC 30-day Yield as of 10/31/10++	.65%	.00%	.00%	.81%	.91%
Tax Equivalent Yield as of 10/31/10++	1.00%	.00%	.00%	1.25%	1.40%
Current Annualized Distribution Rate as of 10/31/10++	1.56%	.80%	.80%	1.71%	1.81%

++ The SEC yield is net investment income per share earned over the month ended October 31, 2010, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 0.47%, 0.53% and 0.77% for Class A, S and Institutional shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's distribution rate and a marginal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2010. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 1.38%, 0.41%, 0.47%, 1.43% and 1.67% for Class A, B, C, S and Institutional shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Lipper Rankings — Short Municipal Debt Funds Category as of 10/31/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	30	of	79	38
3-Year	47	of	61	76
5-Year	39	of	55	70
Class B 1-Year	48	of	79	60
3-Year	55	of	61	89
5-Year	49	of	55	88
Class C 1-Year	47	of	79	59
3-Year	54	of	61	88
5-Year	48	of	55	86
Class S 1-Year	26	of	79	33
3-Year	40	of	61	65
5-Year	33	of	55	59
Institutional Class 1-Year	23	of	79	29
3-Year	37	of	61	60
5-Year	28	of	55	50
10-Year	5	of	32	16

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2010 to October 31, 2010).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended October 31, 2010
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/10	$1,013.80	$1,010.10	$1,010.10	$1,014.70	$1,015.10
Expenses Paid per $1,000*	$4.21	$7.95	$7.95	$3.40	$2.90
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/10	$1,021.02	$1,017.29	$1,017.29	$1,021.83	$1,022.33
Expenses Paid per $1,000*	$4.23	$7.98	$7.98	$3.41	$2.91

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Short-Term Municipal Bond Fund	.83%	1.57%	1.57%	.67%	.57%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Short-Term Municipal Bond Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the DWS Short-Term Municipal Bond Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name of the US asset management activities of Deutsche Bank AG and DIMA, representing a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Portfolio Management Team

Philip G. Condon

Ashton P. Goodfield, CFA

Co-Lead Portfolio Managers

Shelly L. Deitert

Portfolio Manager

Overview of Market and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS Short-Term Municipal Bond Fund's Class A shares posted a total return for the 12 months ended October 31, 2010 of 3.03%. This compared to a return of 1.68% for its benchmark, the unmanaged Barclays Capital 1-Year General Obligation (G.O.) Bond Index.1 The fund also outperformed its average peer in the Lipper Short Municipal Debt Funds category, which gained 2.50%.2 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and for more complete performance information.)

Returns for the broad municipal bond market were positive for the period. The municipal bond market, as measured by the Barclays Capital Municipal Bond Index, returned 7.78% for the 12-month period.3 However, within the municipal market, shorter-term issues underperformed, as longer-term issues benefited the most from declining interest rates. Municipals overall slightly underperformed the broad taxable bond market, as measured by the Barclays Capital US Aggregate Bond Index, which returned 8.01% for the same period.4

The credit markets continued to perform well over the fiscal period, in part driven by investors shunning extraordinarily low yields available on Treasuries. The municipal market was also helped by the continued implementation of the American Recovery and Reinvestment Act, which provided many state and local governments with direct budgetary relief.

Overall municipal supply was roughly similar to the prior fiscal period. However, a significant portion of issuance continued to be comprised of taxable Build America Bonds, enabled by the American Recovery and Reinvestment Act. Demand for municipals from individual retail and mutual fund investors generally remained strong, with the focus increasingly on intermediate and longer-term issues, given very low short-term interest rates.

Negative news concerning budget struggles continued to surround the municipal market, with California, New York and Illinois providing many of the headlines. Despite this backdrop, municipal credit spreads generally narrowed over the fiscal period.5 To illustrate, the incremental yield versus AAA issues on 30-year BBB-rated hospital bonds narrowed from approximately 210 basis points to 170 basis points over the 12 months (100 basis points equals one percentage point).6 Spreads on issues rated A also narrowed versus AAA issues, especially in the 10-year maturity range.

During the period, the US Federal Reserve Board (the Fed) maintained the target for the overnight fed funds rate in the unprecedented 0% to 0.25% range.7 With short rates anchored by the Fed, the municipal yield curve remained quite steep during the period. (When the yield curve is steep, it means that longer-term bonds provide a greater yield advantage versus short-term bonds.) For the full 12 months, yields on two-year municipal issues fell by 24 basis points to 0.46%, while bonds with 30-year maturities experienced a yield decline of 37 basis points to 3.86%, resulting in a modest flattening of 13 basis points. (See the graph on the following page for municipal bond yield changes from the beginning to the end of the period.)
Municipal Bond Yield Curve (as of 10/31/09 and 10/31/10)

Source: Thompson Reuters

Chart is for illustrative purposes only and does not represent any DWS fund.

Past performance is no guarantee of future results.

Positive Contributors to Performance

Holdings of single-family housing-related bonds continued to aid performance over the fiscal period. These bonds, while high quality, normally trade at a generous yield spread versus other AAA-rated issues, as their income stream is impacted by the level of prepayments on underlying mortgages. Spreads narrowed and prices rose for the sector over the period as investors sought higher-yielding alternatives in a low interest rate environment.

The fund's exposure to hospital bonds rated in the A or AA range helped returns as credit spreads narrowed over the 12 months. In addition, some of these issues were in the 10-year maturity range and benefited more from declining rates than shorter-term issues.

Given a steep yield curve, the fund maintained a somewhat barbelled positioning, balancing very short-term holdings with positions in bonds with maturities in the 6-to-10 year range.8 This allowed the fund to maintain an overall effective maturity of less than three years while benefiting from higher yields available on longer-term issues. In addition, the fund's performance benefited from exposure to longer maturities as yields declined and prices rose more significantly farther out the curve.

During the period, we took advantage of periods of spread-widening on California issues to add to our exposure there. This tactic benefited performance as the differential yield offered on California bonds versus other states later narrowed.

Negative Contributors to Performance

The fund's holdings of issues with maturities under two years constrained returns as prices in this segment benefited less from falling interest rates. In addition, yields on shorter-term issues were very low during the period.

The fund had significant exposure to bonds that were prerefunded, meaning that they are secured by holdings of government securities sufficient to pay off the issue at maturity. These bonds lagged as investors sought higher yields available on lower-quality issues.

Outlook and Positioning

The relationship between Treasury and municipal yields shifted dramatically over the recently concluded fiscal period. To illustrate, at the end of October 2010, two-year municipals were yielding 135% of comparable-maturity Treasuries, as compared to 79% 12 months earlier. The municipal yield curve remains quite steep between two and 10 years, and we are maintaining a barbelled posture in order to benefit from higher yields out of the curve. In addition, we continue to see opportunities among issues in the A/AA quality range, such as airport revenue bonds.

Given ongoing difficulties with state and local budgets, we expect continued credit pressure on municipal issuers. In addition, the outlook for support from the federal government of municipal finances is cloudy as Washington sorts through the implications of the recent congressional elections. We believe investors who conduct thorough credit research and know how bonds should trade as well as how they actually trade will continue to have an advantage in the current difficult credit environment. Our team of municipal bond analysts is closely monitoring the credits we hold, and we will not hesitate to make changes in the portfolio as conditions dictate. We will continue to take a prudent approach to investing in the municipal market, while seeking to maintain an attractive dividend and minimize capital gains distributions.

1 The Barclays Capital 1-Year General Obligation (G.O.) Bond Index is an unmanaged index including bonds that have a minimum credit rating of BAA3, issued as part of a deal of at least $75 million, having an amount outstanding of at least $7 million, a maturity of one to two years, backed by the full faith and credit of an issuer with taxing power, and issued after December 31, 1990.

2 The Lipper Short Municipal Debt Funds category comprises funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Short Municipal Debt Funds category.

3 The Barclays Capital Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

4 The Barclays Capital US Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

5 "Spread" refers to the excess yield various bond sectors offer over Treasuries with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.

6 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.

7 The federal funds rate is the interest rate, set by the US Federal Reserve, at which banks lend money to each other, usually on an overnight basis.

8 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically, the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields. When the yield curve is characterized as "steep," this is especially true.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio)	10/31/10	10/31/09

Revenue Bonds	55%	55%
General Obligation Bonds	23%	20%
ETM/Prerefunded Bonds	9%	12%
Lease Obligations	9%	8%
Open End Investment Companies	4%	5%
	100%	100%

Quality	10/31/10	10/31/09

AAA	22%	30%
AA	51%	35%
A	19%	23%
BBB	7%	6%
Not Rated	1%	6%
	100%	100%

Interest Rate Sensitivity	10/31/10	10/31/09

Effective Maturity	2.4 years	2.5 years
Effective Duration	2.2 years	2.0 years

Top Five State Allocations	10/31/10	10/31/09

Texas	10%	12%
Florida	9%	6%
Ohio	7%	8%
Washington	6%	6%
California	6%	5%

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any maturity shortening features.

Effective duration is the measurable change in the value of a security in response to a change in interest rates.

Asset allocation, interest rate sensitivity and state allocations are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of October 31, 2010
	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 94.6%
Alabama 1.2%
Auburn, AL, General Obligation, 144A, 4.85%, 11/1/2011	127,552	128,584
Jefferson County, AL, Sewer Revenue, Capital Improvement Warrants, Prerefunded 8/1/2012 @ 100, 5.0%, 2/1/2041 (a)	8,000,000	8,616,320
		8,744,904
Alaska 0.4%
Alaska, State Housing Finance Corp., Home Mortgage, Series A, AMT, 5.0%, 6/1/2036 (a)	3,150,000	3,266,582
Arizona 2.1%
Arizona, Health Facilities Authority Revenue, Banner Health:
Series A, 5.0%, 1/1/2019	2,000,000	2,180,200
Series D, 5.5%, 1/1/2019	5,000,000	5,656,250
Arizona, Health Facilities Authority, Hospital System Revenue, Phoenix Baptist Hospital & Medical Center, ETM, 6.25%, 9/1/2011 (a)	75,000	75,364
Arizona, State Department of Administration, Certificates of Participation, Series A, 5.0%, 10/1/2012 (a)	1,000,000	1,077,050
Arizona, Water Infrastructure Finance Authority Revenue, Water Quality, Series A, Prerefunded, 5.375%, 10/1/2013	2,625,000	2,748,979
Maricopa County, AZ, Industrial Development Authority, Single Family Mortgage Revenue, Series 2B, AMT, 5.55%, 3/1/2028	30,000	30,913
Scottsdale, AZ, Municipal Property Corp., Excise Tax Revenue, 5.0%, 7/1/2014	3,320,000	3,793,100
Snowflake, AZ, Sales & Special Tax Revenue, 4.0%, 7/1/2013	260,000	271,765
		15,833,621
California 6.0%
California, Health Facilities Financing Authority Revenue, Catholic Healthcare, Series C, 0.27%***, 7/1/2020, JPMorgan Chase Bank (a) (b)	1,890,000	1,890,000
California, State Department of Water Resources Power Supply Revenue:
Series M, 5.0%, 5/1/2013	2,205,000	2,420,914
Series G-4, 5.0%, 5/1/2016	2,500,000	2,905,000
California, State General Obligation:
5.0%, 10/1/2017	5,435,000	6,261,174
5.25%, 4/1/2022	1,615,000	1,752,081
California, Statewide Communities Development Authority Revenue, Proposition 1A Receivables Program, 5.0%, 6/15/2013	3,500,000	3,818,115
California, Statewide Communities Development Authority, Multi-Family Housing Revenue, AMT, 4.7%, 10/15/2012	350,000	363,975
California, Statewide Communities Development Authority, Multi-Family Housing Revenue, Citrus Gardens Apartments Project, 4.25%, 7/1/2012	250,000	253,090
Carlsbad, CA, Multi-Family Housing Revenue, Series A, AMT, 3.7%, 2/1/2013	250,000	254,718
Delta Counties, CA, Home Mortgage Finance Authority, Single Family Mortgage Revenue, Pacific Mortgage-Backed Securities, Series A, AMT, 6.7%, 6/1/2024 (a)	10,000	10,101
Los Angeles County, CA, Tax & Revenue Anticipation Notes, 2.0%, 6/30/2011	7,000,000	7,071,540
Placer County, CA, Water Agency, Middle Fork Project, 3.75%, 7/1/2012	70,000	69,882
San Francisco, CA, City & County Airports Commission, International Airport Revenue, Governmental Purpose:
Series C, 5.0%, 5/1/2019	2,300,000	2,677,591
Series C, 5.0%, 5/1/2020	2,000,000	2,319,180
San Joaquin County, CA, Certificates of Participation, General Hospital Project, 5.25%, 9/1/2014 (a)	2,475,000	2,492,795
Southern California, Metropolitan Water District, Waterworks Revenue, Series A-1, 0.29%***, 7/1/2037	9,975,000	9,975,000
		44,535,156
Colorado 1.2%
Aurora, CO, Industrial Development Revenue, Series A, 5.375%, 12/1/2011	365,000	366,000
Colorado, Health Facilities Authority Revenue, Catholic Health Initiatives, Series C-6, 3.95%, Mandatory Put 11/10/2010 @ 100, 9/1/2036	1,610,000	1,610,000
Colorado, Housing Finance Authority, Single Family Program, Series B-2, AMT, 6.4%, 11/1/2024	10,000	10,073
Colorado, Single Family Housing Revenue, Housing & Finance Authority, Class III, Series B-4, AMT, 5.0%, 5/1/2032 (a)	235,000	237,843
Denver, CO, City & County Certificates of Participation, Wastewater/Rosyn Properties, Series B, 2.0%, 12/1/2011	700,000	709,996
Douglas County, CO, School District No. 1, Douglas & Elbert Counties, Prerefunded, 5.0%, 12/15/2012 (a)	5,320,000	5,603,716
El Paso County, CO, Public Housing Revenue, Series A, AMT, 4.1%, 12/20/2012	200,000	206,988
Pueblo County, CO, Certificates of Participation, ETM, 6.25%, 12/1/2010	250,000	250,855
		8,995,471
Connecticut 1.7%
Connecticut, State Economic Recovery, Series A, 5.0%, 1/1/2012	6,000,000	6,319,860
Connecticut, State Special Tax Obligation Revenue, Transportation Infrastructure, Series B, 3.0%, 12/1/2011	6,000,000	6,173,460
		12,493,320
Delaware 0.2%
Delaware, State Housing Authority Revenue, Single Family Mortgage, Series D, AMT, 5.875%, 1/1/2038	1,085,000	1,174,111
District of Columbia 0.4%
District of Columbia, Bond Anticipation Notes, Pilot Arthur Revenue, 4.0%, 12/1/2012	2,895,000	3,025,738
District of Columbia, Housing Finance Agency, Multi-Family Housing Revenue, Stanton Glenn Apartments, AMT, 5.6%, 11/1/2010	100,000	100,019
		3,125,757
Florida 8.7%
Brevard County, FL, Housing Finance Authority, Homeowner Mortgage Revenue, Series B, 6.5%, 9/1/2022	89,000	99,119
Broward County, FL, Airport Systems Revenue, Series E, AMT, 5.25%, 10/1/2012 (a)	6,000,000	6,018,360
Florida, Citizens Property Insurance Corp., High Risk Senior Secured Notes, Series A2, 2.0%, 4/21/2011	3,705,000	3,726,563
Florida, Housing Finance Corp. Revenue, Homeowner Mortgage Special Program, Series A, 5.0%, 7/1/2028	1,335,000	1,449,289
Florida, Hurricane Catastrophe Fund, Finance Corp. Revenue, Series A, 5.0%, 7/1/2011 (a)	9,720,000	9,955,807
Florida, State Board of Public Education, Series C, 5.0%, 6/1/2015	2,675,000	2,872,335
Florida, State Board of Public Education, Capital Outlay:
Series 2008-C, 4.0%, 6/1/2012	3,985,000	4,196,643
Series B, 5.5%, 6/1/2013	3,000,000	3,117,840
Florida, State Department Environmental Protection Preservation Revenue, Series C, 4.0%, 7/1/2012	4,490,000	4,729,676
Florida, State Department Environmental Protection Preservation Revenue, Florida Forever, Series A, 5.0%, 7/1/2011 (a)	1,250,000	1,286,700
Hillsborough County, FL, School Board, Certificates of Participation, Master Lease Program, Series A, 0.3%***, 7/1/2023, Wells Fargo Bank NA (a) (b)	2,400,000	2,400,000
Hillsborough County, FL, Special Assessment Revenue, 5.0%, 3/1/2014 (a)	2,135,000	2,315,536
Lee County, FL, Airport Revenue, Series A, AMT, 5.0%, 10/1/2012 (a)	1,500,000	1,594,290
Miami-Dade County, FL, Expressway Authority, Toll Systems Revenue, Series B, 2.0%, 7/1/2012 (a)	1,000,000	1,015,370
Orange County, FL, Sales Tax Revenue, Series A, 5.125%, 1/1/2018 (a)	4,000,000	4,282,880
Orlando & Orange County, FL, Expressway Authority Revenue, Series C-3, 0.28%***, 7/1/2025 (a)	5,660,000	5,660,000
Orlando, FL, Utilities Commission Systems Revenue, Series C, 3.0%, 10/1/2011	880,000	901,243
South Miami, FL, Health Facilities Authority, Hospital Revenue, Baptist Health South Florida Group, 5.0%, 8/15/2021	2,500,000	2,679,575
Tampa, FL, Solid Waste Systems Revenue:
AMT, 3.0%, 10/1/2011	1,000,000	1,008,630
AMT, 5.0%, 10/1/2019 (a)	5,000,000	5,341,000
		64,650,856
Georgia 2.8%
Cobb County, GA, Housing Authority, Multi-Family Housing Revenue, Oakley Run Apartments Project, 4.75%, 3/1/2032	2,605,000	2,714,097
Gainesville & Hall County, GA, Hospital Authority Revenue, Anticipation Certificates, Northeast Healthcare, Series A, 5.0%, 2/15/2018	2,000,000	2,159,480
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue, Series A, 0.28%***, 8/1/2040	4,000,000	4,000,000
Georgia, Municipal Electric Authority Power Revenue, Series 2005-Y, 6.4%, 1/1/2013 (a)	415,000	438,697
Georgia, State General Obligation, Series G, 4.0%, 11/1/2011	5,000,000	5,187,050
Gwinnett County, GA, Water & Sewer Authority Revenue, Series A, 3.0%, 8/1/2011	1,605,000	1,638,352
Monroe County, GA, Development Authority Pollution Control Revenue, Georgia Power Co. Plant Scherer, First Series, 4.5%, Mandatory Put 4/1/2011 @ 100, 7/1/2025	2,640,000	2,680,788
Muscogee County, GA, School District, 3.0%, 12/1/2011	1,950,000	2,005,848
		20,824,312
Hawaii 1.0%
Hawaii, State Airports Systems Revenue, Series B, AMT, 5.0%, 7/1/2012	1,850,000	1,961,555
Hawaii, State General Obligation, Series DK, 5.0%, 5/1/2012	4,000,000	4,272,480
Hawaii, State Housing Finance & Development Corp., Single Family Mortgage Revenue, Series A, AMT, 5.2%, 7/1/2012	875,000	892,308
		7,126,343
Idaho 0.2%
Idaho, Housing Agency, Single Family Mortgage:
Series H-2, AMT, 5.1%, 7/1/2020	70,000	71,744
Class III, AMT, 5.1%, 7/1/2023	165,000	167,528
Class III, AMT, 5.15%, 7/1/2023	375,000	385,114
Class III, AMT, 5.4%, 7/1/2021	85,000	87,430
Series G-2, AMT, 5.75%, 1/1/2014	10,000	10,287
Series H-2, AMT, 5.85%, 1/1/2014	40,000	41,210
Class III, AMT, 5.95%, 7/1/2019	405,000	423,715
Series E, AMT, 5.95%, 7/1/2020	45,000	47,079
		1,234,107
Illinois 4.1%
Chicago, IL, Board of Education, Series A, 5.25%, 12/1/2018 (a)	1,830,000	1,965,164
Chicago, IL, O'Hare International Airport Revenue:
Series A, 5.0%, 1/1/2015 (a)	4,500,000	5,039,595
Series D, AMT, 5.25%, 1/1/2019	1,000,000	1,107,290
Chicago, IL, Public Building Commission Revenue, Chicago Transit Authority, ETM, 5.0%, 3/1/2012 (a)	250,000	265,508
Du Page County, IL, Forest Preserve District, 3.0%, 11/1/2010	1,250,000	1,250,187
Huntley, IL, Project Revenue, Installment Contract, 5.85%, 12/1/2015	890,000	892,875
Illinois, Finance Authority Revenue, University of Chicago, Series B, 5.0%, 7/1/2017	5,000,000	5,947,900
Illinois, Health Facilities Authority Revenue, 5.25%, 11/15/2013 (a)	665,000	666,529
Illinois, State Building, Series B, 5.0%, 6/15/2011	955,000	980,852
Illinois, State General Obligation, 5.0%, 1/1/2019	3,000,000	3,222,360
Lake County, IL, Forest Preserve District, Series A, 0.676%**, 12/15/2020	5,000,000	4,359,900
McLean & Woodford Counties, IL, Community Unit School District No. 5, Prerefunded, 6.375%, 12/1/2016 (a)	4,820,000	5,140,385
		30,838,545
Indiana 1.6%
Indiana, Finance Authority Health Systems Revenue, Sisters of St. Francis Health, Series C, 5.0%, 11/1/2014	2,000,000	2,243,220
Indiana, Health Facilities Funding Authority, Series A, ETM, 5.75%, 9/1/2015	2,930,000	2,995,104
Indiana, Health Facility Financing Authority Revenue, Ascension Health, Series A-1, 5.0%, Mandatory Put 5/1/2013 @ 100, 11/1/2027	1,000,000	1,092,610
Indiana, Transportation Finance Authority, Highway Revenue, Series A, Prerefunded, 5.25%, 6/1/2016 (a)	5,000,000	5,576,050
Tipton, IN, School District General Obligation, School Building Corp., 5.55%, 7/15/2012 (a)	180,000	187,231
		12,094,215
Kansas 1.1%
Kansas, State Department of Transportation Highway Revenue:
Series C-2, 0.22%***, 9/1/2022	5,000,000	5,000,000
Series C-3, 0.22%***, 9/1/2023	3,000,000	3,000,000
Wichita, KS, Hospital Revenue, Facilities Improvement, Series III A, 3.0%, 11/15/2011	500,000	509,470
		8,509,470
Kentucky 0.3%
Kentucky, Economic Development Finance Authority Revenue, Catholic Health, Series 04-D, 3.5%, Mandatory Put 11/10/2010 @ 100, 5/1/2034	1,000,000	1,000,910
Kentucky, Housing Corp. Revenue, Series G, AMT, 5.0%, 7/1/2030	1,320,000	1,350,505
		2,351,415
Louisiana 0.5%
Louisiana, Local Government Environmental Facilities & Community Development Authority, LCTCS Facilities Corp. Project, Series A, 4.0%, 10/1/2012	1,500,000	1,583,235
Louisiana, Regional Transit Authority, Sales Tax Revenue, 3.0%, 12/1/2012 (a)	500,000	520,810
Louisiana, State Offshore Terminal Authority, Deepwater Port Revenue, Loop LLC Project, Series B-1, 1.875%, Mandatory Put 10/1/2013 @ 100, 10/1/2040	1,750,000	1,747,760
		3,851,805
Maine 0.2%
Maine, Finance Revenue Authority, Electronic Rate Stabilization, AMT, 5.2%, 7/1/2018 (a)	275,000	275,413
Maine, State Housing Authority Mortgage Purchase, Series D-2, AMT, 5.0%, 11/15/2027	1,020,000	1,060,249
		1,335,662
Maryland 2.3%
Maryland, State & Local Facilities Loan, Capital Improvement:
Series A, 5.0%, 3/1/2012	1,000,000	1,061,840
Series A, 5.5%, 8/1/2011	2,670,000	2,775,839
Maryland, State Community Development Administration, Department of Housing & Community Development, Series E, AMT, 5.5%, 3/1/2032	1,510,000	1,561,249
Maryland, State Department of Transportation & Conservation, 5.0%, 2/15/2018	5,000,000	5,982,500
Maryland, University of Maryland, Systems Auxiliary Facility & Tuition Revenue, Series A, 5.0%, 4/1/2012	5,000,000	5,329,150
Prince Georges County, MD, Housing Authority, Single Family Mortgage Revenue:
Series A, AMT, 3.9%, 8/20/2012	135,000	137,524
Series A, AMT, 5.6%, 12/1/2034	60,000	62,126
Series A, AMT, 7.0%, 8/1/2033	70,000	72,593
		16,982,821
Massachusetts 2.0%
Massachusetts, Bay Transportation Authority, General Transportation Systems, 0.28%***, 3/1/2030	8,000,000	8,000,000
Massachusetts, Municipal Wholesale Electric Co., Power Supply Systems Revenue, Nuclear Project No. 4, Series A, 5.0%, 7/1/2011 (a)	1,000,000	1,024,730
Massachusetts, State General Obligation, Series A, 0.28%***, 9/1/2016	5,755,000	5,755,000
		14,779,730
Michigan 2.8%
Detroit, MI, Sewer Disposal Revenue, Series D, 0.794%**, 7/1/2032 (a)	4,095,000	2,827,311
Detroit, MI, Water Supply System, ETM, 6.25%, 7/1/2012 (a)	65,000	68,790
Michigan, Finance Authority, Trinity Health Corp., Series A, 3.0%, 12/1/2012	210,000	217,707
Michigan, Municipal Bond Authority Revenue, Clean Water Revolving, 4.0%, 10/1/2011	3,285,000	3,396,395
Michigan, Municipal Bond Authority Revenue, School Loan, Series A, 5.25%, 6/1/2011	4,175,000	4,280,168
Michigan, Municipal Bond Authority Revenue, State Aid Revenue Notes, Series B, 5.0%, 3/21/2011	6,000,000	6,061,500
Michigan, State Hospital Finance Authority Revenue, Ascension Health Senior Credit Group, Series B, 5.0%, 11/15/2020	3,000,000	3,383,430
Michigan, Strategic Fund, Limited Obligation Revenue, United Jewish Project, 5.75%, 1/1/2012, Bank One NA (b)	400,000	400,132
		20,635,433
Minnesota 0.8%
Coon Rapids, MN, Multi-Family Housing Revenue, Brown Meadow Manor, Series A, AMT, 3.875%, 7/1/2014	450,000	460,665
Minneapolis & St. Paul, MN, Metropolitan Airports Commission, Airport Revenue, Series B, AMT, 5.0%, 1/1/2012	1,500,000	1,567,470
Minnesota, Single Family Housing Revenue, Housing Finance Agency, 5.2%, 1/1/2017	990,000	1,035,906
Rochester, MN, Electric Utility Revenue:
Prerefunded, 5.25%, 12/1/2024 (a)	2,000,000	2,008,920
Prerefunded, 5.25%, 12/1/2030 (a)	1,000,000	1,004,460
		6,077,421
Mississippi 0.7%
Mississippi, Development Bank Special Obligation, Department of Corrections, Series D, 5.0%, 8/1/2021	3,695,000	4,138,178
Mississippi, Development Bank Special Obligation, DeSoto County Highway, Series A, 3.0%, 1/1/2012	1,250,000	1,285,138
		5,423,316
Missouri 1.4%
Missouri, Housing Development Community, Single Family Mortgage:
Series C, 6.55%, 9/1/2028	35,000	35,755
AMT, 7.45%, 9/1/2031	80,000	82,668
Missouri, State Highways & Transit Commission, State Road Revenue, Series A, Prerefunded, 5.0%, 2/1/2014	5,000,000	5,291,150
Missouri, State Housing Development Commission, Single Family Mortgage Revenue, Homeownership Loan Program:
Series D, 4.8%, 3/1/2040	1,415,000	1,528,483
Series C, AMT, 5.6%, 9/1/2035	1,410,000	1,513,931
Missouri, State Housing Development Commission, Single Family Mortgage Revenue, Special Homeownership Loan Program Market Bonds, Series E-1, 5.0%, 11/1/2027	655,000	715,882
St. Charles County, MO, Industrial Development Authority, Health Care Facilities Revenue, Garden View Care Center Project, AMT, 5.4%, 11/15/2016, US Bank NA (b)	1,175,000	1,177,232
		10,345,101
Nevada 1.8%
Clark County, NV, Airport Systems Revenue, Series E-2, 5.0%, 7/1/2012	1,930,000	2,042,596
Clark County, NV, School District General Obligation, 5.5%, 6/15/2013 (a)	4,700,000	5,246,610
Las Vegas Valley, NV, Water District Improvement, Series A, 5.25%, 6/1/2017 (a)	4,585,000	4,944,602
Nevada, Housing Division, Single Family Housing Revenue, Series B-1, 5.25%, 10/1/2017	220,000	221,852
Nevada, Housing Division, Single Family Mortgage, Series A, AMT, 5.15%, 10/1/2014	30,000	30,572
Nevada, Single Family Housing Revenue, Housing Division, Series A-2, AMT, 5.2%, 10/1/2018	135,000	138,598
Nevada, State Capital Cultural Improvement, Series B, 5.0%, 5/1/2011	1,000,000	1,023,750
		13,648,580
New Jersey 1.9%
Gloucester County, NJ, Public Improvement Authority, Electric Mobility Project, AMT, 5.0%, 11/1/2010	135,000	135,028
Livingston, NJ, School District Revenue, Board of Education, 144A, 3.8%, 8/1/2014	551,548	554,025
New Jersey, Economic Development Authority Revenue, School Facilities Construction:
Series W, ETM, 5.0%, 3/1/2012	2,375,000	2,521,324
Series J-4, 5.0%, Mandatory Put 9/1/2014 @ 100, 9/1/2029 (a)	5,000,000	5,589,000
New Jersey, State Transportation Trust Fund Authority, Series C, ETM, 5.0%, 6/15/2011	5,000,000	5,149,400
		13,948,777
New Mexico 0.5%
Farmington, NM, Pollution Control Revenue, Arizona Public Service Co., Series C, AMT, 2.875%, Mandatory Put 10/10/2013 @ 100, 9/1/2024	2,500,000	2,500,050
New Mexico, Mortgage Finance Authority, Second Mortgage Program, 144A, AMT, 6.5%, 1/1/2018	75,800	76,371
New Mexico, Mortgage Finance Authority, Single Family Mortgage, "I", Series D, 5.35%, 9/1/2040	1,145,000	1,263,015
		3,839,436
New York 3.1%
New York, State Local Government Assistance Corp., Series 8V, 0.24%***, 4/1/2019	6,000,000	6,000,000
New York, State Tollway Authority, State Personal Income Tax Revenue, Series A, 5.0%, 3/15/2012	1,000,000	1,061,780
New York, Tobacco Settlement Financing Corp.:
Series B, 5.0%, 6/1/2011	4,500,000	4,617,945
Series C-1, 5.25%, 6/1/2013	3,615,000	3,627,905
New York City, NY, Municipal Finance Authority, Water & Sewer Systems Revenue, Second Generation, Series-2008-BB-4, 0.25%***, 6/15/2033	5,000,000	5,000,000
New York City, NY, Transitional Finance Authority, Future Tax Secured, Series A, 5.0%, 8/1/2018	2,125,000	2,342,579
New York, NY, Higher Education Revenue, Dormitory Authority, Series A, 5.25%, 5/15/2013	585,000	646,776
		23,296,985
North Carolina 2.3%
Mecklenburg County, NC, Public Facilities Corp., Limited Obligation Bond, Annual Appropriation, 5.0%, 3/1/2015	5,000,000	5,819,750
North Carolina, East Carolina University Revenue:
Series A, 4.0%, 10/1/2011	1,120,000	1,156,490
Series A, 4.0%, 10/1/2012	610,000	648,729
North Carolina, Eastern Municipal Power Agency, Power Systems Revenue, Series B, 5.0%, 1/1/2017	1,500,000	1,701,270
North Carolina, Housing Finance Agency, Home Ownership, Series 22-A, AMT, 5.5%, 7/1/2036	2,065,000	2,209,281
North Carolina, Municipal Power Agency, Number 1 Catawba Electric Revenue, Series A, 5.25%, 1/1/2013	2,500,000	2,724,875
North Carolina, State Grant Anticipation Revenue, Department of State Treasurer, 5.0%, 3/1/2012	1,545,000	1,639,693
North Carolina, State Public Improvement, Series A, 5.5%, 3/1/2011	1,000,000	1,017,860
		16,917,948
Ohio 7.0%
Allen Country, OH, Hospital Facilities Revenue, Catholic Healthcare Partners, Series D, 0.28%***, 6/1/2034, JPMorgan Chase & Co. (b)	10,000,000	10,000,000
Bowling Green, OH, Multi-Family Revenue, Village Apartments, Series A, 4.75%, 9/20/2011	40,000	40,964
Buckeye, OH, Tobacco Settlement Financing Authority, Series A-1, 5.0%, 6/1/2015	4,500,000	4,740,795
Columbus, OH, General Obligation, Series A, 5.0%, 6/15/2011	1,710,000	1,761,129
Mason, OH, Health Care Facilities, MCV Health Care Facilities Project, 5.25%, 2/20/2020	45,000	45,515
Montgomery County, OH, Catholic Health Revenue, Series C-2, 4.1%, Mandatory Put 11/10/2011 @ 100, 10/1/2041	1,135,000	1,172,500
Ohio, American Municipal Power, Inc., Electricity Purchase Revenue, Series A, 5.0%, 2/1/2011	5,000,000	5,054,750
Ohio, State Building Facilities Authority, Administration Building Fund Project, Series B, 5.0%, 10/1/2013	4,880,000	5,450,472
Ohio, State Common Schools, Series C, 4.0%, 9/15/2017	3,835,000	4,336,541
Ohio, State Higher Education, Series A, 5.0%, 8/1/2021	5,000,000	5,918,300
Ohio, State Higher Educational Facility Commission Revenue, Cleveland Clinic Health, Series A, 5.25%, 1/1/2019	2,500,000	2,857,000
Ohio, State Higher Educational Facility Revenue, Case Western Reserve University, Series B-2, 0.26%***, 12/1/2044, Bank of America NA (b)	2,150,000	2,150,000
Ohio, State Highway Capital Improvement, Series P, 5.0%, 5/1/2013	3,000,000	3,318,420
Ohio, State Housing Finance Agency, Residential Mortgage Revenue, Mortgage-Backed Securities Program, Series E, 5.0%, 9/1/2039	1,045,000	1,136,364
Ohio, State Water Development Authority Revenue, Fresh Water Development:
5.375%, 12/1/2016	125,000	133,113
Prerefunded, 5.375%, 12/1/2016	1,925,000	2,071,666
Ohio, State Water Development Authority, Solid Waste Revenue, Waste Management, Inc. Project, 1.5%, Mandatory Put 12/1/2010 @ 100, 6/1/2013	2,000,000	2,000,320
		52,187,849
Oklahoma 0.0%
Bryan County, OK, Economic Development Authority Revenue, Single Family Mortgage, Series A, 8.6%, 7/1/2010*	30,000	450
Comanche County, OK, Home Finance Authority Mortgage Revenue, Multi-Family FHA Diplomat, Series A, 5.2%, 12/1/2013	270,000	272,915
		273,365
Oregon 1.9%
Gilliam County, OR, Solid Waste Disposal Revenue, Waste Management, Inc. Project, 1.7%, Mandatory Put 9/1/2011 @ 100, 10/1/2018	1,000,000	1,000,470
Oregon, State Department of Administrative Services, Certificates of Participation, Series A, 5.0%, 5/1/2012	625,000	665,813
Oregon, State Housing & Community Services Department, Mortgage Revenue, Single Family Mortgage Program, Series B, AMT, 5.0%, 7/1/2030	5,000,000	5,309,450
Oregon, State Veterans Welfare, Series B, 0.28%***, 12/1/2045	7,000,000	7,000,000
		13,975,733
Pennsylvania 3.7%
Allegheny County, PA, Hospital Development Authority Revenue, University of Pittsburgh Medical Center, Series A, 3.0%, 5/15/2011	1,115,000	1,130,231
Chester, PA, Core City General Obligation, Series B, 5.8%, 12/1/2013 (a)	810,000	809,887
Langhorne, PA, Hospital Revenue, Franciscan Health, St. Mary's Hospital Authority, Series A, 7.0%, 6/15/2015 (a)	1,530,000	1,534,804
Pennsylvania, Housing Finance Agency, Single Family Mortgage, Series 90A, AMT, 5.0%, 10/1/2035	1,075,000	1,078,526
Pennsylvania, State General Obligation:
Series A, 5.0%, 2/15/2012	5,000,000	5,296,650
5.0%, 7/1/2013	7,500,000	8,361,750
Pennsylvania, State Industrial Development Authority Revenue, Economic Development, 5.5%, 7/1/2018 (a)	4,650,000	4,916,770
Pennsylvania, TJUH System Project, 6.0%, 1/11/2011 (c)	63,818	63,885
Philadelphia, PA, Airport Revenue, Series C, AMT, 4.0%, 6/15/2012 (d)	2,780,000	2,882,137
Philadelphia, PA, Industrial Development Revenue, Authority for Individual Development Senior Living Revenue:
Series A, 4.7%, 7/1/2013	140,000	141,814
Series C, 4.7%, 7/1/2013	130,000	131,685
Series E, 4.7%, 7/1/2013	160,000	162,074
Philadelphia, PA, Multi-Family Housing Revenue, Series B, AMT, 4.5%, 10/1/2013	530,000	539,863
Pittsburgh, PA, Industrial Development Revenue, Urban Redevelopment Authority, Series A, 144A, 6.0%, 12/1/2011, PNC Bank NA (b)	175,000	175,515
		27,225,591
Puerto Rico 3.3%
Commonwealth of Puerto Rico, Government Development Bank, Series B, 5.0%, 12/1/2010	3,250,000	3,262,155
Commonwealth of Puerto Rico, Highway & Transportation Authority Revenue, Series BB, 5.25%, 7/1/2018 (a)	5,000,000	5,471,350
Commonwealth of Puerto Rico, Public Improvement:
Series A, 5.0%, 7/1/2011	930,000	954,943
Series A, 5.25%, 7/1/2012 (a)	3,790,000	4,009,896
Series A, 5.5%, 7/1/2012 (a)	2,000,000	2,124,240
Puerto Rico, Electric Power Authority Revenue, Series WW, 5.5%, 7/1/2021	1,495,000	1,660,586
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue, Series A, 5.0%, Mandatory Put 8/1/2011 @ 100, 8/1/2039	7,000,000	7,250,530
		24,733,700
South Carolina 0.7%
Beaufort-Jasper, SC, Water & Sewer Authority, Waterworks & Sewer Systems Revenue, Series B, 4.0%, 3/1/2012	745,000	780,104
South Carolina, Jobs-Economic Development Authority, Hospital Improvement Revenue, Palmetto Health Alliance, 5.0%, 8/1/2015	500,000	541,865
South Carolina, State Public Service Authority Revenue, Series D, 5.25%, 1/1/2014 (a)	3,500,000	3,828,335
		5,150,304
South Dakota 0.1%
South Dakota, Hospital & Healthcare Revenue, 5.4%, 8/1/2013 (a)	470,000	474,108
Tennessee 0.9%
Jackson, TN, Hospital Revenue, Jackson-Madison County Project, 5.25%, 4/1/2014	1,290,000	1,400,114
Nashville, TN, Metropolitan Nashville Airport Authority Revenue, Series B, 4.0%, 7/1/2013 (a)	2,000,000	2,157,240
Rutherford County, TN, Capital Outlay Notes, 4.0%, 4/1/2012	1,000,000	1,046,760
Tennessee, Housing Development Agency, Homeownership Program, Series 2006-3, AMT, 5.75%, 7/1/2037	1,870,000	1,982,574
		6,586,688
Texas 9.5%
Dallas, TX, General Obligation, Series A, 5.0%, 2/15/2012	1,700,000	1,801,082
Dallas, TX, Waterworks & Sewer Systems Revenue:
5.0%, 10/1/2020	3,000,000	3,593,280
5.0%, 10/1/2021	2,000,000	2,359,840
Fort Worth, TX, General Obligation, 5.0%, 3/1/2016	4,260,000	5,011,379
Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Memorial Hermann Healthcare System, Series A, 0.32%***, 6/1/2027 (a)	5,000,000	5,000,000
Houston, TX, Airport Systems Revenue, Series A, 5.0%, 7/1/2016	625,000	722,513
Houston, TX, Utility System Revenue, First Lien, Series C-2A, 5.0%, Mandatory Put 5/15/2011 @ 100, 5/15/2034 (a)	1,630,000	1,668,598
Lubbock, TX, Electric Light & Power Systems Revenue, 4.0%, 4/15/2012	1,000,000	1,046,090
North Texas, Tollway Authority Revenue:
Series E-2, 5.25%, Mandatory Put 1/1/2012 @ 100, 1/1/2038	5,000,000	5,234,600
Series L-2, 6.0%, Mandatory Put 1/1/2013 @ 100, 1/1/2038	2,000,000	2,192,260
San Antonio, TX, Electric & Gas Revenue, Series A, 5.5%, 2/1/2013	4,000,000	4,436,600
Spring Branch, TX, Independent School District, 5.0%, 2/1/2012	5,440,000	5,755,520
Tarrant County, TX, Cultural Education Facilities Finance Corp., Hospital Revenue, Scott & White Healthcare, 5.25%, 8/15/2021	2,435,000	2,660,919
Texas, Dallas-Fort Worth International Airport Revenue, Series A, 5.0%, 11/1/2016	4,000,000	4,626,840
Texas, Lower Colorado River Authority Revenue, Series A, 5.0%, 5/15/2016	3,500,000	4,039,070
Texas, Multi-Family Housing Revenue, Wintergreen Project, AMT, 4.85%, 9/20/2012	50,000	52,231
Texas, Municipal Gas Acquisition & Supply Corp. II, Gas Supply Revenue, 0.896%**, 9/15/2017	6,075,000	5,750,838
Texas, State Transportation Commission Revenue, First Tier, 5.0%, 4/1/2011	2,000,000	2,040,200
Texas, State Water Financial Assistance, Series E, 4.0%, 8/1/2011	500,000	514,060
Texas, Trinity River Authority, Regional Wastewater Systems Revenue, 5.0%, 8/1/2014	4,805,000	5,494,421
West Harris County, TX, Regional Water Authority, Water Systems Revenue:
5.0%, 12/15/2015	1,605,000	1,847,644
5.0%, 12/15/2017	1,270,000	1,475,003
Wichita Falls, TX, Water & Sewer Revenue, Prerefunded, 5.375%, 8/1/2024 (a)	3,000,000	3,114,840
		70,437,828
Utah 1.2%
Intermountain Power Agency, UT, Power Supply Revenue, Series A, ETM, 6.15%, 7/1/2014 (a)	230,000	239,690
Salt Lake County, UT, General Obligation, 4.25%, 6/15/2013	5,000,000	5,471,200
Utah, Housing Finance Agency, Single Family Mortgage:
Series A-2, Class III, AMT, 5.2%, 7/1/2011	5,000	5,045
Series A-2, Class II, AMT, 5.4%, 7/1/2016	40,000	40,106
Series C, Class III, AMT, 6.25%, 7/1/2014	25,000	25,527
Utah, Jordan School District, School Bond Guaranty Program, 4.0%, 6/15/2011	1,155,000	1,182,350
Utah, Single Family Housing Revenue, Series D-2, AMT, 5.0%, 7/1/2018	555,000	564,579
Utah, Single Family Housing Revenue, Mortgage Revenue, Series G, AMT, 4.875%, 1/1/2019	1,075,000	1,097,855
Utah, Single Family Housing Revenue, Single Family Mortgage, AMT, 3.875%, 7/1/2014	500,000	499,810
		9,126,162
Vermont 0.1%
Vermont, Housing Finance Agency, Single Family, Series 23, AMT, 5.0%, 5/1/2034 (a)	555,000	559,645
Virgin Islands 0.4%
Virgin Islands, Public Finance Authority Revenue, Series B, 5.0%, 10/1/2011	1,645,000	1,697,245
Virgin Islands, Water & Power Authority, Electric Systems Revenue, Series A, 4.0%, 7/1/2011	1,000,000	1,016,810
		2,714,055
Virginia 3.6%
Hampton, VA, Public Improvement, Series A, 4.0%, 1/15/2012	500,000	521,910
King George County, VA, Industrial Development Authority, Solid Waste Disposal Facility Revenue, Waste Management, Inc., Series A, AMT, 3.5%, Mandatory Put 5/1/2013 @ 100, 6/1/2023	2,500,000	2,543,275
Norfolk, VA, Capital Improvement, Series A, 5.0%, 3/1/2012	7,000,000	7,431,970
Virginia, College Building Authority, Educational Facilities Revenue, Public Higher Education Financing Program:
Series B, 3.0%, 9/1/2011	6,885,000	7,041,290
Series A, 5.0%, 9/1/2011	2,555,000	2,655,769
Virginia, State Resource Authority Infrastructure Revenue, Pooled Financing Program, Series B, 5.0%, 11/1/2016	1,300,000	1,560,208
Virginia, Upper Occoquan Sewer Authority, Regional Sewer Revenue, 5.0%, 7/1/2017 (a)	4,320,000	4,799,390
Virginia, Water & Sewer Systems Revenue, Series B, 8.7%, 11/1/2011	275,000	276,565
		26,830,377
Washington 6.2%
King County, WA, Limited Tax, Series D, 4.0%, 12/1/2011	1,535,000	1,596,492
King County, WA, School District No. 410, Snoqualmie Valley:
Series A, Prerefunded, 5.0%, 12/1/2015 (a)	4,360,000	4,927,280
Series A, 5.0%, 12/1/2015 (a)	1,820,000	2,027,316
Pierce County, WA, Peninsula School District No. 401, 5.0%, 12/1/2015 (a)	5,000,000	5,527,200
Pierce County, WA, School District No. 400, Clover Park, 5.0%, 12/1/2010 (a)	1,000,000	1,004,200
Seattle, WA, Drain & Wastewater Revenue, Series B, 2.0%, 11/1/2010	3,695,000	3,695,369
Seattle, WA, Port Revenue, Series B, AMT, 5.625%, 4/1/2016 (a)	1,805,000	1,869,944
Washington, Energy Northwest Electric Revenue, Columbia Generating Station:
Series A, 5.0%, 7/1/2013 (a)	1,000,000	1,039,490
Series A, 5.5%, 7/1/2017 (a)	10,000,000	10,412,400
Series A, 5.75%, 7/1/2018 (a)	3,500,000	3,763,725
Washington, Energy Northwest Electric Revenue, Project No. 3, Series A, 5.5%, 7/1/2013	3,500,000	3,944,465
Washington, State Economic Development Finance Authority, Solid Waste Disposal Revenue, Waste Management, 1.75%, Mandatory Put 9/1/2011 @ 100, 6/1/2020	6,500,000	6,498,570
		46,306,451
West Virginia 1.2%
West Virginia, Public Energy Authority Revenue, Morgantown Association Project, AMT, 0.43%***, 7/1/2017, Dexia Credit Local (b)	9,000,000	9,000,000
Wisconsin 1.5%
Milwaukee County, WI, Airport Revenue, Series B, AMT, 5.0%, 12/1/2012	485,000	517,660
Sun Prairie, WI, School District, 3.0%, 3/1/2011	500,000	504,575
University of Wisconsin, Hospitals & Clinics Authority Revenue, Series A, 0.24%***, 4/1/2032, US Bank NA (b)	4,870,000	4,870,000
Wisconsin, Housing & Economic Development Authority, Home Ownership Revenue, Series D, AMT, 4.875%, 3/1/2036	1,590,000	1,655,572
Wisconsin, State Clean Water Revenue, Series 2, 5.0%, 6/1/2019	1,000,000	1,194,440
Wisconsin, State Health & Educational Facilities Authority Revenue, Aurora Health Care, Inc., Series B, 4.75%, Mandatory Put 8/15/2014 @ 100, 8/15/2025	2,000,000	2,144,600
		10,886,847
Total Municipal Bonds and Notes (Cost $688,685,744)		703,349,903

	Shares	Value ($)

Open-End Investment Companies 4.4%
BlackRock MuniCash, 0.17%****	32,147,326	32,147,326
BlackRock MuniFund, 0.14%****	422,595	422,595
Total Open-End Investment Companies (Cost $32,569,921)		32,569,921

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $721,255,665)+	99.0	735,919,824
Other Assets and Liabilities, Net	1.0	7,098,175
Net Assets	100.0	743,017,999

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest. The following table represents bonds that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)	Acquisition Cost ($)	Value ($)
Bryan County, OK, Economic Development Authority Revenue, Single Family Mortgage, Series A	8.6%	7/1/2010	30,000	30,000	450

** These securities are shown at their current rate as of October 31, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

*** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of October 31, 2010.

**** Current yield; not a coupon rate.

+ The cost for federal income tax purposes was $721,255,665. At October 31, 2010, net unrealized appreciation for all securities based on tax cost was $14,664,159. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $16,978,706 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,314,547.

(a) Bond is insured by one of these companies:
Insurance Companies	As a % of Total Investment Portfolio
AMBAC Financial Group, Inc.	2.8
American Capital Assurance	0.1
Assured Guaranty Corp.	0.1
Assured Guaranty Municipal Corp.	11.6
Financial Guaranty Insurance, Co.	2.3
National Public Finance Guarantee Corp.	7.1

Many insurers who have traditionally guaranteed payment of municipal issues have been downgraded by the major rating agencies.

(b) Security incorporates a letter of credit from the bank listed.

(c) Taxable issue.

(d) When-issued security.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Municipal Bonds and Notes (e)	$—	$703,349,903	$—	$703,349,903
Open-End Investment Company	32,569,921	—	—	32,569,921
Total	$32,569,921	$703,349,903	$—	$735,919,824

There have been no transfers in and out of Level 1 and Level 2 fair value measurements during the year ended October 31, 2010.

(e) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2010
Assets
Investments in securities, at value (cost $721,255,665)	$735,919,824
Cash	21,486
Receivable for investments sold	439,533
Receivable for Fund shares sold	3,461,882
Interest receivable	8,057,546
Due from Advisor	65,504
Other assets	51,563
Total assets	748,017,338
Liabilities
Payable for investments purchased — when-issued securities	2,875,882
Payable for Fund shares redeemed	1,114,939
Distributions payable	189,036
Accrued management fee	261,081
Accrued expenses	558,401
Total liabilities	4,999,339
Net assets, at value	$743,017,999
Net Assets Consist of
Accumulated distributions in excess of net investment income	(99,880)
Net unrealized appreciation (depreciation) on investments	14,664,159
Accumulated net realized gain (loss)	(17,531,055)
Paid-in capital	745,984,775
Net assets, at value	$743,017,999

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of October 31, 2010 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($423,812,710 ÷ 41,251,530 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$10.27
Maximum offering price per share (100 ÷ 98.00 of $10.27)	$10.48
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($952,199 ÷ 92,708 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$10.27
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($64,018,083 ÷ 6,233,180 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$10.27
Class S Net Asset Value, offering and redemption price per share ($182,143,275 ÷ 17,749,484 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$10.26
Institutional Class Net Asset Value, offering and redemption price per share ($72,091,732 ÷ 7,016,807 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$10.27

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2010
Investment Income
Income: Interest	$17,320,194
Expenses: Management fee	2,722,064
Administration fee	687,549
Services to shareholders	694,013
Custodian fee	30,555
Distribution and service fees	1,461,151
Professional fees	78,703
Trustees' fees and expenses	23,288
Reports to shareholders	55,165
Registration fees	157,448
Other	72,523
Total expenses before expense reductions	5,982,459
Expense reductions	(323,530)
Total expenses after expense reductions	5,658,929
Net investment income	11,661,265
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(421,017)
Interest rate swap contracts	(628,000)
(1,049,017)
Change in net unrealized appreciation (depreciation) on: Investments	9,344,859
Interest rate swap contracts	343,959
9,688,818
Net gain (loss)	8,639,801
Net increase (decrease) in net assets resulting from operations	$20,301,066

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income	$11,661,265	$11,196,265
Net realized gain (loss)	(1,049,017)	(5,601,541)
Change in net unrealized appreciation (depreciation)	9,688,818	19,149,967
Net increase (decrease) in net assets resulting from operations	20,301,066	24,744,691
Distributions to shareholders from: Net investment income: Class A	(6,243,349)	(4,250,540)
Class B	(12,487)	(52,010)
Class C	(568,163)	(627,830)
Class S	(3,290,009)	(4,244,127)
Institutional Class	(1,508,798)	(1,986,057)
Total distributions	(11,622,806)	(11,160,564)
Fund share transactions: Proceeds from shares sold	409,543,109	367,446,267
Reinvestment of distributions	7,568,541	7,321,351
Cost of shares redeemed	(238,859,963)	(183,729,721)
Redemption fees	—	17,676
Net increase (decrease) in net assets from Fund share transactions	178,251,687	191,055,573
Increase (decrease) in net assets	186,929,947	204,639,700
Net assets at beginning of period	556,088,052	351,448,352
Net assets at end of period (including accumulated distributions in excess of net investment income of $99,880 and $96,465, respectively)	$743,017,999	$556,088,052

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended October 31,	2010		2009		2008		2007	2006
Selected Per Share Data
Net asset value, beginning of period	$10.14		$9.77		$10.25		$10.30	$10.28
Income (loss) from investment operations: Net investment incomea	.17		.28		.33		.33	.31
Net realized and unrealized gain (loss)	.13		.37		(.48)		(.04)	.01
Total from investment operations	.30		.65		(.15)		.29	.32
Less distributions from: Net investment income	(.17)		(.28)		(.33)		(.34)	(.30)
Redemption fees	—		.00	*	.00	*	.00 *	.00	*
Net asset value, end of period	$10.27		$10.14		$9.77		$10.25	$10.30
Total Return (%)b	3.03	c	6.72	c	(1.53	)c	2.81	3.20	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	424		273		108		63	82
Ratio of expenses before expense reductions (%)	.85		.87		.88		.88	.86
Ratio of expenses after expense reductions (%)	.82		.84		.85		.88	.81
Ratio of net investment income (%)	1.70		2.71		3.23		3.25	2.97
Portfolio turnover rate (%)	24		30		33		39	46
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class B Years Ended October 31,	2010	2009		2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$10.14	$9.77		$10.25	$10.30	$10.28
Income (loss) from investment operations: Net investment incomea	.10	.20		.25	.26	.23
Net realized and unrealized gain (loss)	.13	.37		(.48)	(.05)	.01
Total from investment operations	.23	.57		(.23)	.21	.24
Less distributions from: Net investment income	(.10)	(.20)		(.25)	(.26)	(.22)
Redemption fees	—	.00	*	.00 *	.00 *	.00	*
Net asset value, end of period	$10.27	$10.14		$9.77	$10.25	$10.30
Total Return (%)b,c	2.26	5.88		(2.29)	2.07	2.41
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1		3	3	4
Ratio of expenses before expense reductions (%)	1.67	1.76		1.69	1.69	1.59
Ratio of expenses after expense reductions (%)	1.58	1.59		1.60	1.60	1.56
Ratio of net investment income (%)	.94	1.96		2.48	2.53	2.22
Portfolio turnover rate (%)	24	30		33	39	46
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class C Years Ended October 31,	2010		2009		2008		2007	2006
Selected Per Share Data
Net asset value, beginning of period	$10.13		$9.76		$10.25		$10.29	$10.27
Income (loss) from investment operations: Net investment incomea	.10		.20		.25		.25	.23
Net realized and unrealized gain (loss)	.14		.37		(.49)		(.04)	.01
Total from investment operations	.24		.57		(.24)		.21	.24
Less distributions from: Net investment income	(.10)		(.20)		(.25)		(.25)	(.22)
Redemption fees	—		.00	*	.00	*	.00 *	.00	*
Net asset value, end of period	$10.27		$10.13		$9.76		$10.25	$10.29
Total Return (%)b	2.35	c	5.90	c	(2.40	)c	2.11	2.40	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	64		49		25		29	37
Ratio of expenses before expense reductions (%)	1.64		1.66		1.66		1.65	1.61
Ratio of expenses after expense reductions (%)	1.57		1.59		1.60		1.65	1.56
Ratio of net investment income (%)	.95		1.96		2.48		2.47	2.22
Portfolio turnover rate (%)	24		30		33		39	46
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class S Years Ended October 31,	2010	2009		2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$10.13	$9.76		$10.24	$10.29	$10.27
Income (loss) from investment operations: Net investment incomea	.19	.30		.35	.36	.33
Net realized and unrealized gain (loss)	.13	.37		(.48)	(.05)	.01
Total from investment operations	.32	.67		(.13)	.31	.34
Less distributions from: Net investment income	(.19)	(.30)		(.35)	(.36)	(.32)
Redemption fees	—	.00	*	.00 *	.00 *	.00	*
Net asset value, end of period	$10.26	$10.13		$9.76	$10.24	$10.29
Total Return (%)b	3.17	6.96		(1.32)	3.09	3.35
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	182	165		141	260	303
Ratio of expenses before expense reductions (%)	.77	.74		.89	.80	.73
Ratio of expenses after expense reductions (%)	.67	.57		.60	.60	.67
Ratio of net investment income (%)	1.85	2.98		3.48	3.53	3.11
Portfolio turnover rate (%)	24	30		33	39	46
a Based on average shares outstanding during the period. b Total returns would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Institutional Class Years Ended October 31,	2010		2009		2008		2007	2006
Selected Per Share Data
Net asset value, beginning of period	$10.14		$9.77		$10.25		$10.30	$10.28
Income (loss) from investment operations: Net investment incomea	.20		.30		.35		.36	.33
Net realized and unrealized gain (loss)	.13		.37		(.48)		(.04)	.02
Total from investment operations	.33		.67		(.13)		.32	.35
Less distributions from: Net investment income	(.20)		(.30)		(.35)		(.37)	(.33)
Redemption fees	—		.00	*	.00	*	.00 *	.00	*
Net asset value, end of period	$10.27		$10.14		$9.77		$10.25	$10.30
Total Return (%)	3.28	b	6.94	b	(1.31	)b	3.11	3.47	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	72		66		75		94	107
Ratio of expenses before expense reductions (%)	.59		.60		.60		.58	.60
Ratio of expenses after expense reductions (%)	.57		.58		.60		.58	.55
Ratio of net investment income (%)	1.95		2.97		3.48		3.54	3.23
Portfolio turnover rate (%)	24		30		33		39	46
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Short-Term Municipal Bond Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued by independent pricing services approved by the Fund's Board, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

At October 31, 2010, the Fund had a net tax basis capital loss carryforward of approximately $17,531,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2011 ($2,026,000), October 31, 2012 ($1,898,000), October 31, 2013 ($711,000), October 31, 2015 ($631,000), October 31, 2016 ($5,651,000), October 31, 2017 ($5,603,000) and October 31, 2018 ($1,011,000), the respective expiration dates, whichever occurs first. During the year ended October 31, 2010, the Fund lost, through expiration, $479,000 of prior year capital loss carryforward.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:
Undistributed tax-exempt income*	$89,156
Capital loss carryforwards	$(17,531,000)
Net unrealized appreciation (depreciation) on investments	$14,664,159

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2010	2009
Tax-exempt income	$11,611,663	$11,119,740
Ordinary income*	$11,143	$40,824

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes with the exception of securities in default of principal.

B. Derivative Instruments

Interest Rate Swap Contracts. The value of the Fund's underlying bond investments are subject to interest rate risk. As interest rates increase, the value of the Fund's fixed rate bonds may fall. The longer the duration of the Fund's securities, the more sensitive the Fund will be to interest rate changes. For the year ended October 31, 2010, to help mitigate this interest rate risk, the Fund invested in interest rate swap contracts to reduce the duration of the investment portfolio. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment, the accruals for which would begin at a specified date in the future ("the effective date"). The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The Fund generally intends, but is not obligated, to terminate its interest rate swaps before the effective date. Payments received or made are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a Board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

There are no open interest rate swap contracts as of October 31, 2010. For the year ended October 31, 2010, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $0 to $22,250,000.

The following tables summarize the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Swap Contracts
Interest Rate Contracts (a)	$(628,000)

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from interest rate swap contracts
Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts
Interest Rate Contracts (a)	$343,959

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on interest rate swap contracts

C. Purchases and Sales of Securities

During the year ended October 31, 2010, purchases and sales of investment securities (excluding short-term investments) aggregated $323,496,476 and $151,458,525, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	.400%
Next $500 million of such net assets	.385%
Next $1.0 billion of such net assets	.370%
Over $2.0 billion of such net assets	.355%

Accordingly, for the year ended October 31, 2010, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.40% of the Fund's average daily net assets.

For the period from November 1, 2009 through September 30, 2010, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.83%
Class B	1.58%
Class C	1.58%
Class S	.68%
Institutional Class	.58%

Effective October 1, 2010 through September 30, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class follows:
Class A	.75%
Class B	1.50%
Class C	1.50%
Class S	.60%
Institutional Class	.50%

In addition, for the year ended October 31, 2010, the Advisor reimbursed the Fund $81,174 and $2,784 of sub-recordkeeping expenses for Class S and Institutional Class shares, respectively.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2010, the Administration Fee was $687,549, of which $62,832 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2010, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived
Class A	$33,718	$33,718
Class B	865	865
Class C	15,326	15,326
Class S	96,420	96,420
Institutional Class	7,103	7,103
	$153,432	$153,432

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2010, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2010
Class B	$9,572	$654
Class C	453,808	42,000
	$463,380	$42,654

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2010, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at October 31, 2010	Annual Effective Rate
Class A	$844,073	$59,957	$159,999	.21%
Class B	3,231	331	—	.23%
Class C	150,467	25,852	18,046	.21%
	$997,771	$86,140	$178,045

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2010, aggregated $31,248.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C of the value of the shares redeemed. For the year ended October 31, 2010, the CDSC for Class B and C shares was $1,967 and $14,745, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2010, DIDI received $91,248 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $21,204, of which $8,316 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2010		Year Ended October 31, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	25,183,685	$257,440,427	23,787,716	$239,555,443
Class B	30,868	314,493	74,915	746,115
Class C	2,567,884	26,234,397	2,924,187	29,446,411
Class S	8,235,167	84,070,282	7,933,973	79,685,772
Institutional Class	4,060,616	41,483,510	1,783,554	18,012,526
		$409,543,109		$367,446,267
Shares issued to shareholders in reinvestment of distributions
Class A	434,546	$4,448,955	324,117	$3,254,298
Class B	1,017	10,398	3,890	38,878
Class C	34,999	358,100	41,287	414,054
Class S	168,302	1,720,718	209,651	2,098,151
Institutional Class	100,692	1,030,370	151,474	1,515,970
		$7,568,541		$7,321,351
Shares redeemed
Class A	(11,341,215)	$(116,026,214)	(8,171,067)	$(81,906,716)
Class B	(86,778)	(886,666)	(214,236)	(2,152,948)
Class C	(1,252,977)	(12,834,195)	(640,981)	(6,427,556)
Class S	(6,988,580)	(71,381,361)	(6,224,841)	(62,179,465)
Institutional Class	(3,682,884)	(37,731,527)	(3,108,088)	(31,063,036)
		$(238,859,963)		$(183,729,721)
Redemption fees		$—		$17,676
Net increase (decrease)
Class A	14,277,016	$145,863,168	15,940,766	$160,916,876
Class B	(54,893)	(561,775)	(135,431)	(1,367,955)
Class C	1,349,906	13,758,302	2,324,493	23,434,711
Class S	1,414,889	14,409,639	1,918,783	19,605,394
Institutional Class	478,424	4,782,353	(1,173,060)	(11,533,453)
		$178,251,687		$191,055,573

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds and Shareholders of DWS Short-Term Municipal Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Short-Term Municipal Bond Fund (the "Fund") at October 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers provide a reasonable basis for our opinion.
Boston, Massachusetts December 21, 2010	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended October 31, 2010, 100% are designated as exempt interest dividends for federal income tax purposes.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2010.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2010, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 1st quartile, 4th quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of their review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of October 31, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	123
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	123
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company3 (medical technology company); Lead Director, Belo Corporation3 (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	123
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		123
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	123
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	123
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007); Independent Director of Barclays Bank Delaware (since September 2010). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)
		123
William McClayton (1944) Board Member since 2004+	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	123
Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.2 (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care2 (January 2007-June 2007)
		123
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	123
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	123
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	126

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark6 (1965) President, 2006-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Ingo Gefeke7 (1967) Executive Vice President since 2010
Managing Director3, Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin9 (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso10 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby9 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. In addition, Mr. Gefeke is an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke receives no compensation from the fund.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 280 Park Avenue, New York, New York 10017.

10 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SRMAX	SRMBX	SRMCX	SRMSX	MGSMX
CUSIP Number	23339E 764	23339E 756	23339E 749	23339E 731	23339E 723
Fund Number	436	636	736	2336	536

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS SHORT-TERM MUNICIPAL BOND FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund
Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$66,371	$0	$0	$0
2009	$65,069	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers
The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$7,500	$0	$0
2009	$2,000	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services
The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$0	$0	$100,000	$100,000
2009	$0	$0	$0	$0

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.
***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Short-Term Municipal Bond Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 28, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 28, 2010